PHL VARIABLE INSURANCE COMPANY

PHL Variable Accumulation Account	PHLVIC Variable Universal Life Account
The Big Edge Choice®	Phoenix Benefit Choice VUL®
Phoenix Spectrum Edge®	Phoenix Joint Edge® VUL
Phoenix Spectrum Edge®+
Phoenix Dimensions ®

SUPPLEMENT DATED AUGUST 24, 2015

TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED JUNE 5, 2015

General Information

This supplement provides current information about your PHL Variable Insurance Company (“PHL Variable,” the “Company” and “we”) variable annuity contract or variable universal life policy. On July 28, 2015, The Phoenix Companies Inc. (“Phoenix”) completed the previously announced de-stacking of its life subsidiaries. Phoenix completed the de-stacking through an extraordinary dividend of PHL Variable and two affiliated insurers from Phoenix Life Insurance Company (“Phoenix Life”), to Phoenix, effective July 1, 2015. Prior to the de-stacking, Phoenix Life, a direct subsidiary of Phoenix, was the indirect parent of PHL Variable and the two affiliated insurers.

As of July 1, 2015, Phoenix is the direct parent company of PHL Variable and Phoenix Life is no longer an indirect parent of PHL Variable. As result, a financial support arrangement for the benefit of PHL Variable from Phoenix Life described in the June 5, 2015 prospectus and Statement of Additional Information is extinguished. The de-stacking was undertaken as a result of discussions with Phoenix Life’s New York insurance regulator related to an intercompany reinsurance treaty between Phoenix Life and the Company entered into during the second quarter of 2015.

● The prospectus and Statement of Additional Information are revised to delete all references to PHL Variable as directly owned by PM Holdings, Inc. and as indirectly owned by Phoenix Life. Such references are replaced with disclosure providing that PHL Variable is a wholly owned direct subsidiary of Phoenix. Additionally, references to the annual audited GAAP financial statements for Phoenix Life for 2014 , which were provided in connection with Phoenix Life’s now extinguished financial support arrangement in favor of PHL Variable, are deleted.

● With the exception of the new prospectus sub-section now entitled “PHL Variable’ s Operating and Capital Needs” and the new Statement of Additional Information section entitled “Financial Support Arrangement,” below, the prospectus and Statement of Additional Information are revised to delete all references to the financial support arrangement in favor of PHL Variable.

● The following replaces the prospectus sub-section of “Financial Statements” entitled “Parent Companies’ Liquidity”:

PHL Variable’s Operating and Capital Needs

On July 28, 2015, Phoenix completed the de-stacking of PHL Variable and two affiliated insurers through an extraordinary dividend of the three insurers to Phoenix, effective July 1, 2015. As of July 1, 2015, Phoenix is the direct parent company of PHL Variable and Phoenix Life is no longer an indirect parent of PHL Variable.

In 2014 and 2013, Phoenix made capital contributions of $15.0 million and $45.0 million, respectively, for the Company’s benefit. In 2013, PHL Variable issued a $30.0 million surplus note which was purchased by Phoenix.

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As a result of discussions with regulators related to an intercompany reinsurance treaty between Phoenix Life and the Company, effective June 30, 2015, Phoenix completed a de-stacking of its insurance company subsidiaries, including the Company, effective July 1, 2015. Further, Phoenix agreed with Phoenix Life’s New York regulator that it would not use any future dividends paid by Phoenix Life to meet the Company’s capital needs. Upon the effectiveness of the de-stacking, the Company, which had been an indirect subsidiary of both Phoenix and Phoenix Life, became a direct subsidiary of Phoenix. As a result of the de-stacking, an existing commitment by Phoenix Life to maintain the Company’s capital at certain minimum levels was extinguished.

As of June 30, 2015, the Company had an estimated Company Action Level risk-based capital ratio of 201%.

The restriction on Phoenix’s use of Phoenix Life dividends and the extinguishment of Phoenix Life’s commitment to maintain the Company’s capital at certain minimum levels may adversely affect the Company’s ability to meet its cash and debt obligations which may slow or cease its ability to write new life insurance and annuity business. If the Company is unable to meet its capital needs either by itself or with assistance from Phoenix, the Company could become subject to increased regulatory oversight by its domestic insurance regulator or to other regulatory actions including rehabilitation, any of which may materially adversely affect the Company’s business, financial condition or results of operations.

● The following replaces the Statement of Additional Information section entitled “Financial Support Arrangement”:

Financial Support Arrangement

PHL Variable no longer has a financial support arrangement with Phoenix Life. On July 28, 2015, Phoenix completed the de-stacking of its life subsidiaries through an extraordinary dividend of PHL Variable and two affiliated insurers from Phoenix Life to Phoenix, effective July 1, 2015. As of July 1, 2015, Phoenix is the direct parent company of PHL Variable and Phoenix Life is no longer an indirect parent of PHL Variable. As a result of the de-stacking, this commitment by Phoenix Life to keep the Company’s capital at certain minimum levels is extinguished. As previously disclosed, this financial support arrangement, which is now extinguished, was not evidence of indebtedness or an obligation or liability of Phoenix Life to the owner of a PHL Variable contract and did not provide the owner of a PHL Variable contract with recourse against Phoenix Life.

● The following replaces the subsection of “PHL Variable - Legal Proceedings” - “Litigation and arbitration” entitled “Cost of Insurance Cases” in its entirety:

Cost of Insurance Cases

On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging cost of insurance (“COI”) rate adjustments implemented by Phoenix Life in 2010 and 2011 in certain universal life insurance policies. The complaint seeks damages for breach of contract. The class certified by the court is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 COI rate adjustment. The Company has been named as a defendant in six actions challenging its COI rate adjustments in certain universal life insurance policies implemented concurrently with the Phoenix Life adjustments. (Phoenix Life and the Company are referred to as the “Phoenix Life Companies.”) Five cases have been brought against the Company, while one case has been brought against the Phoenix Life Companies. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y.

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Litigations”); (4: C.A. No. 3:14- cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant, and consolidated with No. 3:14-cv-00555-WWE (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714-CM; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against the Company, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by the Company in 2011. The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation, which has been reassigned to the same judge as the Fleisher Litigation, Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations, seeks damages for breach of contract for a nationwide class of policyholders. The Phoenix Life Companies reached a definitive agreement to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of the settlement, which includes Tiger Capital, LLC’s participation in the class Settlement described below.

Phoenix Life and the Company reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with SPRR, LLC, Martin Fleisher, as trustee of the Michael Moss Irrevocable Life Insurance Trust II, and Jonathan Berck, as trustee of the John L. Loeb, Jr. Insurance Trust (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed Settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the Settlement. The Phoenix Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Phoenix Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Phoenix Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Phoenix Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval is intended to resolve all pending COI cases, other than for policyholders who opt-out of the Settlement. Under the Settlement, policyholders who are members of the Settlement Class, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The opt-out period expired on July 17, 2015. Opt-out notices have been received by the Phoenix Life Companies, including from U.S. Bank, a party to four COI cases. The Phoenix Life Companies are currently unable to estimate the damages that policyholders who opt out of the Settlement may or may not collect in litigation against the Phoenix Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $36.4 million.

Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a

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fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and has appealed the order.

For any cases or regulatory directives not resolved by the Settlement, Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. For any matters not resolved by the Settlement, the outcome is uncertain and any potential losses cannot be reasonably estimated.

● For The Big Edge Choice®, Phoenix Spectrum Edge®, Phoenix Spectrum Edge®+ and Phoenix Dimensions®, the following replaces the definition of “Spouse” contained within the prospectus section entitled “Glossary of Special Terms”:

Spouse: Any two persons legally married. Spouse does not include domestic partner or civil union partner.

● The following replaces the prospectus sub-section of “Federal Income Taxes” – “Withholding and Information Reporting” (The Big Edge Choice®, Phoenix Spectrum Edge®, Phoenix Spectrum Edge®+ and Phoenix Dimensions® ) and “Federal Tax Considerations” – “Withholding and Information Reporting” (Phoenix Benefit Choice VUL® and Phoenix Joint Edge® VUL) entitled “Spousal Definition”:

Spousal Definition

The Internal Revenue Code provides special provisions relating to a spouse.

As a result of a 2015 decision by the United States Supreme Court in the case of Obergefell v. Hodges, all states must allow marriages between two people of the same sex and must also recognize a marriage between two people of the same sex when their marriage was lawfully licensed and performed out-of-State. With this decision striking down the prior law, same-sex marriages are now recognized and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.

Since this decision, the Internal Revenue Service (“IRS”) has not changed its prior ruling indicating that civil unions and registered domestic partnerships are not marriages for federal tax purposes.

In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will apply this designation to all spouses, regardless of whether they are same-sex or opposite-sex. Individuals with such designations are urged to review them and clarify the beneficiary by full name.

Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.

● For Phoenix Spectrum Edge®+ and Phoenix Dimensions®, the following replaces the definition of “Covered Person(s)” contained within the prospectus sub-section of “Phoenix Flexible Withdrawal Protector: A Guaranteed Minimum Withdrawal Benefit (GMWB)” entitled “Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector”:

“Covered Person(s)” means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

•	For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become Covered Persons.

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•	Except in New Jersey and Oregon, For the spousal life option, Covered Persons must be two spouses to receive any economic benefit from the election of this option. For contracts issued in New Jersey and Oregon, Covered Persons must be either two spouses or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

● For Phoenix Spectrum Edge®+ and Phoenix Dimensions® the following replaces the prospectus sub-section of “Phoenix Flexible Withdrawal Protector: A Guaranteed Minimum Withdrawal Benefit (GMWB)” – “Covered Person” entitled “Spousal Life Option”:

Spousal Life Option

Generally, Covered Persons must be two spouses to receive any economic benefit from the election of this option because federal tax law does not permit the contract to continue after the death of any owner unless the sole beneficiary is the spouse of the owner.

For contracts issued in New Jersey and Oregon, Covered Persons must be either two spouses or domestic partners under state law. Consult a tax advisor before purchasing a spousal life option if the Covered Persons are not spouses. If there is only one designated owner, the Covered Persons must be the owner and the owner’s spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners. The rider terminates upon the last death of the Covered Persons.

● For Phoenix Dimensions®, the following replaces the final paragraph of the definition of “Covered Person(s)” contained within the prospectus sub-section of “Phoenix Retirement Protector: A Flexible Combination (GMAB/GMWB) Benefit” – “Important Terms and Conditions Related to Phoenix Retirement Protector” entitled “(ii) Guaranteed Minimum Withdrawal Benefit (“GMWB”) Component”:

Except in New Jersey and Oregon, for the spousal life option, Covered Persons must be two spouses. For contracts issued in New Jersey and Oregon, Covered Persons must be either two spouses or domestic partners under state law. If there is one natural person owner, the owner and the owner’s spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other’s beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

● For The Big Edge Choice®, Phoenix Spectrum Edge®, Phoenix Spectrum Edge®+ and Phoenix Dimensions®, the following replaces the fourth paragraph of the prospectus section entitled “GIA”:

Transfers from the GIA to the MVA are not allowed.

● The following replaces the last sentence of the first paragraph of the section entitled “Financial Statements”:

In addition, the SAI is available on the SEC’s website at: www.sec.gov.

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● The second sentence of the prospectus sub-section of “Financial Statements” entitled “Revision of Previously Reported Financial Statements” is deleted.

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This supplement should be retained with the Prospectus dated June 5, 2015 for future reference. If you have any questions, please contact us at 1-800-541-0171.

This supplement has not been audited by the independent auditors.

Cautionary Statement Regarding Forward-Looking Statements

The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management’s beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the financial statement restatements of PHL Variable Insurance Company (the “Company”) and its parent, The Phoenix Companies, Inc. (“Phoenix”),and the failure by Phoenix and the Company to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators. Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com* under “Products/Product Prospectuses.” You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this document, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this document, such statements or disclosures will be deemed to modify or supersede such statements in this document.

*	This is intended as an inactive textual reference only.

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